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EXHIBIT NO. 21.:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of Subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 25 February 2000, are listed below. All Subsidiaries and Joint Ventures named below are consolidated in the financial statements incorporated by reference in this report. The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented. Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 34.

                      SUBSIDIARIES, RELATED COMPANIES, ETC.                 ORGANIZED UNDER                  % OF VOTING
                                                                              THE LAWS OF                   SHARES HELD BY
                                                                                                            IMMEDIATE OWNER

Alcan Adminco (2000) Inc.                                                       Canada                           100
Alcan Aluminio (America Latina) Inc.                                            Canada                           100
Alcan Aluminum Corporation                                                      Ohio                             100
     Alcan Automotive Castings, Inc.                                            Ohio                             100
         Altek Automotive Castings Partnership                                  Delaware                          50
     Alcan Cable (Mexico), Inc.                                                 Georgia                          100
     Alcan Management Services U.S.A. Inc.                                      Ohio                             100
     Erieview Cartage, Inc.                                                     Ohio                             100
     Logan Aluminum Inc.                                                        Delaware                          40
Alcan Asia Pacific Limited                                                      Canada                           100
Alcan Empreendimentos Ltda.                                                     Brazil                           100
     Alcan Aluminio do Brasil Ltda.                                             Brazil                           100
         CONSORCIO DE ALUMINIO DO MARANHAO
         ("CONSORCIO ALUMAR") (UNINCORPORATED)                                  Brazil                            10
         Petrocoque S.A. - Industria e Comercio                                 Brazil                            25
         Mineracao Rio do Norte S.A.                                            Brazil                            12.5
Alcan Europe Limited                                                            England                          100
Alcan Finances (Bda) Ltd.                                                       Bermuda                          100
     Alcan Asia Limited                                                         Hong Kong                        100
     Alcan (Bermuda) Limited                                                    Bermuda                          100
         Alcan Shipping (Bermuda) Limited                                       Bermuda                          100
     Alcan Nikkei Asia Holdings Ltd.                                            Bermuda                           60
         Alcan Nikkei Siam Limited                                              Thailand                          33    (1)
         Alcan Nikkei Thai Limited                                              Thailand                          75    (2)
         Alcom Nikkei Specialty Coatings Sdn. Bhd.                              Malaysia                          50    (3)
         Aluminium Company of Malaysia Berhad                                   Malaysia                          59.2
         Aluminium Development Company (Thailand) Limited                       Thailand                          16    (4)
         Nikkei Holdings Pte. Limited                                           Singapore                        100
         Nonfemet International (China-Canada-Japan)
         Aluminium Company Limited                                              China                             45
     Alcan Nikkei China Limited                                                 China                             49
     Champlain Insurance Company Ltd.                                           Bermuda                          100
     Halco (Mining) Inc.                                                        Delaware                          33
         Compagnie des Bauxites de Guinee                                       Delaware                          51
Alcan Finances B.V.                                                             Netherlands                      100
Alcan Finances (Ireland) Limited                                                Canada                           100
     Alcan Aluminium AG                                                         Switzerland                      100
         Alcan Rorschach AG                                                     Switzerland                      100
     Alcan Finances (Ireland) Company                                           Ireland                          100


Alcan Finances (U.K.)                                                           England                          100

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
                      SUBSIDIARIES, RELATED COMPANIES, ETC.                 ORGANIZED UNDER                  % OF VOTING
                                                                              THE LAWS OF                   SHARES HELD BY
                                                                                                            IMMEDIATE OWNER



Alcan International Limited                                                     Canada                           100
Alcan Ireland Limited                                                           Ireland                          100
Alcan Luxembourg S.A.                                                           Luxembourg                       100
     Alcan Alluminio S.p.A.                                                     Italy                            100
         Alcanital Services S.r.l.                                              Italy                            100
     Alcan Deutschland GmbH                                                     Germany                           98.6  (5)
         Alcan Austria GmbH                                                     Austria                          100
         Alcan Lamines France                                                   France                            40    (6)
         Aluminium Norf GmbH                                                    Germany                           50
         Isytec GmbH                                                            Germany                           25
     Alcan Iberica, S.A.                                                        Spain                            100
     BAA Holdings S.A.                                                          Luxembourg                       100
         British Alcan Aluminium plc                                            England                          100
              Alcan Automotive Structures (UK) Ltd.                             England                          100
              Alcan BAP Limited                                                 England                          100
              Alcan BAS Limited                                                 England                          100
              Alcan Chemicals Europe Limited                                    England                          100
              Alcan Chemicals Limited                                           England                          100
              Alcan Colwick Holdings Limited                                    England                          100
              Alcan Colwick Limited                                             England                          100
              Alcan Contracts Limited                                           England                          100
              Alcan Farms Limited                                               England                          100
              Alcan Metal Centres (Midlands) Limited                            England                          100
              Alcan Metal Centres Limited                                       Scotland                         100
              Alcan Shipping Services (UK) Limited                              England                          100
              Alcan Speciality and Aerospace Limited                            England                          100
              Alcan St Helens Limited                                           England                          100
              Alcan Stockists South Limited                                     England                          100
              Alcan Swinton Limited                                             England                          100
              Alcan Systems and Conservatories Limited                          England                          100
              Alcan Systems Limited                                             England                          100
              Alcan Windows Limited                                             England                          100
              Alliance Aluminium Holdings Limited                               England                          100
              Aluminium Corporation Limited                                     England                          100
              Aluminium Sulphate Limited                                        England                           50
              Aluminium Supply (Aerospace) Limited                              England                          100
              Aylesford (Packaging) Limited                                     England                          100
              BA Chemicals Limited                                              England                          100
              BA Finance Limited                                                England                          100
              BA Metals Limited                                                 England                          100
              Belfast Aluminium Limited                                         Northern Ireland                 100
              British Alcan Conductor Limited                                   England                          100
              British Alcan Consumer Products Limited                           England                          100
              British Alcan Extrusions Limited                                  England                          100
              British Alcan Highland Estates Limited                            England                          100
              British Alcan Primary and Recycling Limited                       England                          100
              British Alcan Rolled Products Limited                             England                          100
              British Alcan Snappies Limited                                    England                          100
              British Alcan Wire and Conductor Limited                          England                          100
              Four County Windows Limited                                       England                          100



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
                      SUBSIDIARIES, RELATED COMPANIES, ETC.                 ORGANIZED UNDER                  % OF VOTING
                                                                              THE LAWS OF                   SHARES HELD BY
                                                                                                            IMMEDIATE OWNER

ALCAN LUXEMBOURG S.A. (Continued)
     BAA HOLDINGS S.A. (Continued)
         BRITISH ALCAN ALUMINIUM PLC (Continued)
              Gentrin Limited                                                   England                         100
              Pearhouse Limited                                                 England                         100
              Pentagon Radiator (Stafford) Limited                              England                         100
              Propax Packaging Products Limited                                 England                         100
              Saguenay Shipping (U.K.) Limited                                  England                         100
              TBAC Limited                                                      England                         100
                  Alcan Aluminium UK Limited                                    England                          90   (7)
                  British Alcan Overseas Investments Limited                    England                         100
                      Saratoga Resources N.V.                                   Netherland Antilles              20
                      Vigelands Metal Refinery A/S                              Norway                           50
                  Ghana Bauxite Company Limited                                 Ghana                            80
                  Isleburn Limited                                              Scotland                         21.7
                      MacKay & MacLeod Engineering Limited                      Scotland                        100
                  Kinlochleven Road Transport Company Limited                   Scotland                         25
                  The Lochaber Power Company                                    Scotland                        100
                  Venesta Foils Limited                                         England                         100
                  Vigelands Brug A/S                                            Norway                          100
              Thames Alum Limited                                               England                         100
              The Bowling Back Land Company                                     England                          50
              Ulster Aluminium Stockists Limited                                Northern Ireland                100
              Westbro Welding Wire Limited                                      England                         100
Alcan Management Services Canada Limited                                        Canada                          100
Alcan Nikkei Asia Company Ltd.                                                  Bermuda                          60
Alcan Nikkei Korea Limited                                                      China                            49
Alcan Realty Limited                                                            Canada                          100
Alcan Shannon Company                                                           Ireland                         100
Alcan Shipping Services Limited                                                 Canada                          100
Alcan Smelters and Chemicals Limited                                            Canada                          100
Alcan-Sprostons Limited                                                         Jamaica                         100
Alcan Taihan Aluminum Limited                                                   Korea                            56
Alpac Aluminium Inc.                                                            Canada                           50
Aluminio de Venezuela, C.A.                                                     Venezuela                        49
Aluminium Management, Inc.                                                      New York                        100
Aluminum Company of Canada, Limited                                             Canada                          100
Cable Alcan de Mexico, S.A. de  C.V.                                            Mexico                          100
Indian Aluminium Company, Limited                                               India                            54.62
JAMALCAN (UNINCORPORATED)                                                       Jamaica                          93
N.V. Alcan Aluminium Products Benelux S.A.                                      Belgium                         100
Societe des Alumines et Bauxites de Provence                                    France                          100
The Roberval and Saguenay Railway Company                                       Quebec                          100
3088405 Canada Inc.                                                             Canada                          100
     Alcan South Pacific Pty Ltd.                                               Australia                       100
         Alcan Queensland Smelter Pty Ltd.                                      Australia                       100
         Queensland Alumina Limited                                             Australia                        21.4
         Queensland Alumina Security Corporation                                Delaware                         20
         Wenlock Bauxite Pty Limited                                            Australia                       100
3712001 Canada Inc.                                                             Canada                          100
Utkal Alumina International Limited                                             India                            35   (8)

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

                                                              % OF VOTING
  NOTE            ADDITIONAL OWNERSHIP THROUGH                SHARES HELD
  ----           -----------------------------                -----------

   (1)           Nikkei Holdings Pte. Limited                    37.0
   (2)           Nikkei Holdings Pte. Limited                     2.6
   (3)           Aluminium Company of Malaysia Berhad            50.0
   (4)           Alcan Nikkei Thai Limited                       84.0
   (5)           Alcan Aluminium AG                               1.4
   (6)           British Alcan Aluminium plc                     30.0
                 Alcan Alluminio S.p.A.                          30.0
   (7)           British Alcan Aluminium plc                     10.0
   (8)           Indian Aluminium Company, Limited               20.0


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